UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of Earliest Event Reported): November 23, 2004


                              PROGINET CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     000-30151                  11-3264929
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 200 Garden City Plaza, Garden City, New York             11530
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)             (Zip Code)


                                 (516) 535-3600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).






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ITEM 2.02  Results of Operations and Financial Condition.

       On November 23, 2004, Proginet Corporation issued a press release announcing its financial results for the quarter ended October 31, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 2.02 by reference.


ITEM 9.01  Financial Statements and Exhibits.


           (c)    Exhibits
                  99.1 Press Release dated November 23, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Proginet Corporation
                                       (Registrant)


Date:  November 23, 2004               By:     /s/  Kevin M. Kelly
                                               --------------------------------
                                       Name:   Kevin M. Kelly
                                       Title:  President/Chief Executive Officer









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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated November 23, 2004